SUPPLEMENT TO THE SPARTAN(registered trademark) INDEX FUNDS
SEPTEMBER 6, 1997
STATEMENT OF ADDITIONAL INFORMATION
Spartan Total Market Index Fund, Spartan Extended Market Index Fund and Spartan International Index Fund have not commenced operations. Shares of each fund are not available to be purchased.